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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 13, 1998

                         Commission File Number 0-11688


                          AMERICAN ECOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


             DELAWARE                                    95-3889638
------------------------------------         ----------------------------------
  (State or other jurisdiction of                     (I.R.S. Employer
  incorporation or organization)                     Identification Number)




               805 W. Idaho
               Ste. 200
               Boise, Idaho                              83702-1779
------------------------------------------   ----------------------------------
 (Address of principal executive offices)                (Zip Code)



                                 (208) 331-8400
           ----------------------------------------------------------
               (Registrants telephone number, including area code)


Indicate by a check mark whether Registrant (1) has filed all reports required to be filed by Sections 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months, and (2) has been subject to such filing requirements for the past 90 days.

                                              YES [X]    NO [ ]





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AMERICAN ECOLOGY CORPORATION                                           FORM 8-K

SEC File Number 00-11688



Item 2. Acquisition or Disposition of Assets.

On November 13, 1998, American Ecology Corporation (the "Company") closed a multi-part transaction with its bank, Chase Bank of Texas (the "Bank"), eliminating substantially all of the Company's long-term debt and all of its $41.9 million debt to the Bank. The essential terms of the transaction included:
(1) the payment of approximately $4.2 million of cash to the Bank; (2) the sale and assignment of an interest in the Company's Ward Valley, California project and related litigation against the U.S. Department of Interior; and (3) warrants to purchase common stock of the Company equal to 10% of the number of common shares outstanding. The maximum amount the Bank can earn from its interest in the Ward Valley project or from the litigation (or a combination of both) is $29.6 million, and is subject to reduction by as much as $1.0 million for attorneys' fees incurred in respect of the litigation after November 13, 1998.

The Company will account for the transaction on its balance sheet by reducing the capitalized asset for its Ward Valley project from $55.1 million to $17.3 million, which is the difference between the $41.9 million debt owed and $4.2 million cash payment, resulting in the removal of the Company's $41.9 million bank debt from its balance sheet. Although there is no longer any debt owed the Bank, other long-term debt and capital lease obligations totaling approximately $1.0 million will remain on the Company's balance sheet. Previously, the Company assigned with recourse a federal income tax refund claim to the Bank for a $740,000 advance on its revolving line of credit. The Company has collateralized the recourse contingency with real property located in Smith County, Texas and is purchasing 25% of the refund claim from the Bank in reduction of the contingency.

The transaction reduces the balance sheet from $99.9 million to approximately $58 million. Incorporated below under Item 7(b) is an unaudited comparative pro forma balance sheet as of November 13, 1998.

The Warrant replaces an earlier warrant granted to the Bank and permits the Bank to purchase up to 1,349,843 shares of the Company's common stock at $1.50 per share. The Warrant is effective immediately and, unless earlier exercised, terminates June 30, 2010. The Warrant will be adjusted pursuant to anti-dilution provisions if the Company issues common stock or other securities convertible or exercisable for common stock at a price less than the equivalent of $1.50 per share of common stock. If the Bank receives a total of $35.0 million from its interest in the litigation and Ward Valley project, the cash payment made November 13, 1998, and a partial exercise of the Warrant, the Bank will have thirty days to exercise the unexercised part of the Warrant or it expires.

The Ward Valley Interest Agreement and Assignment ("WV Agreement") assigns the Bank an 85% interest in the cash generated by two of the five rate-base components set by California regulatory authorities and charged to generators of waste to be disposed at the Company's licensed Ward Valley low-level radioactive waste disposal site. The two components are an annual amortization of 1/20 of capital investment in the project prior to November 13, 1998 and the return factor specified by the Company in the license application. The Bank will not share in the depreciation, interest reimbursement or annual operating cost rate-base components. As stated in the Company's annual reports, the project has been effectively stalled by the Clinton administration's refusal to convey the land on which the project is to be sited to the state of California. California and the Company are engaged in two lawsuits against the United States and the U.S. Department of Interior. The Company is claiming damages in excess of $70.0 million and suing for an order that the land be conveyed to California. If the Company recovers damages from the United States, the damages, reduced by up to $1.0 million of attorneys' fees, will be paid to the Bank under the WV Agreement until it has received from the litigation and the Ward Valley project a maximum amount of $29.6 million.



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Copies of the Settlement Agreement, the WV Agreement and the Warrant are
attached hereto and incorporated herein as exhibits.

Item 7. Financial Statements and Exhibits

         (b) Pro Forma Financial Information.

A compressed pro forma balance sheet including changes to both asset and liability accounts is presented below and reflects the Company's accounting for the reported transactions.


                          AMERICAN ECOLOGY CORPORATION
                   CONSOLIDATED AND COMPRESSED BALANCE SHEETS
                                   (UNAUDITED)
                      ($ IN 000'S EXCEPT PER SHARE AMOUNTS)


                                                                                 Pro Forma         Actual         Actual
                                                                                November 13,    September 30,   December 31,
                                                                                    1998            1998           1997
                                                                                 ----------      ----------      ----------

ASSETS
         Total current assets                                                    $   11,541      $   10,141      $    9,912

Cash and investment securities, pledged                                               6,851          12,411          14,287
Deferred site development costs                                                      25,229          63,016          58,890
Other assets                                                                         14,349          14,349          15,342
                                                                                 ----------      ----------      ----------
         Total assets                                                            $   57,970      $   99,917      $   98,431
                                                                                 ==========      ==========      ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
         Total current liabilities                                               $   24,963      $   24,963      $   26,842

Long term debt, excluding current portion                                               787          42,734          39,872
Deferred site maintenance, excluding current portion                                 18,081          18,081          18,337
Commitments and contingencies
Shareholders' equity:
     Series D cumulative convertible preferred stock, $.01 par value,
         105,264 authorized, 105,264 shares issued and outstanding                        1               1               1
     Series E redeemable convertible preferred stock, $10.00 par value,
         300,000 authorized, 300,000 shares converted and retired                      --              --             3,000
     Common stock, $.01 par value, 25,000,000 authorized, 13,498,429
         and 8,462,533 shares issued and outstanding, respectively                      135             135              85
     Additional paid-in capital                                                      52,647          52,647          47,701
     Unrealized gain (loss) on securities available-for-sale                           --              --              --
     Retained earnings (deficit)                                                    (38,644)        (38,644)        (37,407)
                                                                                 ----------      ----------      ----------
         Total shareholders' equity                                                  14,139          14,139          13,380
                                                                                 ----------      ----------      ----------

              Total Liabilities and Shareholders' Equity                         $   57,970      $   99,917      $   98,431
                                                                                 ==========      ==========      ==========




The reported transaction did not affect the Company's earnings or cash flow. Other than normal and regular business activity since September 30, 1998 the Statement of Operations and Cash Flows is the same as disclosed in the Company's Form 10-Q for the period ending September 30, 1998.



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         (c)   Exhibits.

         99.8              Settlement Agreement
         99.9              Ward Valley Interest Agreement and Assignment
         99.10             Warrant


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       AMERICAN ECOLOGY CORPORATION
                                               (REGISTRANT)


Date:  November 19, 1998               By:  /s/ JACK K. LEMLEY
                                          -------------------------------------
                                            Jack K. Lemley
                                            Chief Executive Officer


Date:  November  19, 1998              By:  /s/ R. S. THORN
                                          -------------------------------------
                                            R. S. Thorn
                                            Vice President of Administration
                                            Chief Accounting Officer




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                               INDEX TO EXHIBITS

         EXHIBIT
         NUMBER            DESCRIPTION
         -------           -----------
         99.8              Settlement Agreement
         99.9              Ward Valley Interest Agreement and Assignment
         99.10             Warrant